                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report -July 25, 2005
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
   ------------------------------------------------------ ------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
     December 31, 2004, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2005-1)
             (Exact Name of Registrant as specified in its charter)


         Delaware                 333-115371-03                 52-2029487
------------------------      ----------------------     -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.    Other Events.
---------------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the July 25, 2005 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POPULAR ABS, INC.



                                            By: /s/ James H. Jenkins
                                                _____________________________
                                                James H. Jenkins,
                                                Executive Vice President and CFO



Dated: July 27, 2005

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 JULY 25, 2005
--------------------------------------------------------------------------------

                                                  DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
  CLASS         ORIGINAL        BEGINNING          PRINCIPAL        INTEREST        TOTAL       REALIZED  DEFERRED      ENDING
               FACE VALUE       PRINCIPAL                                                        LOSSES   INTEREST     PRINCIPAL
                                 BALANCE                                                                                BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    AF1     136,000,000.00     111,284,555.84     9,247,568.56     297,229.55     9,544,798.11     0.00     0.00     102,036,987.28
    AF2      31,000,000.00      31,000,000.00             0.00     101,100.78       101,100.78     0.00     0.00      31,000,000.00
    AF3      41,000,000.00      41,000,000.00             0.00     141,503.09       141,503.09     0.00     0.00      41,000,000.00
    AF4      35,000,000.00      35,000,000.00             0.00     134,385.52       134,385.52     0.00     0.00      35,000,000.00
    AF5      10,060,000.00      10,060,000.00             0.00      43,848.50        43,848.50     0.00     0.00      10,060,000.00
    AF6      15,000,000.00      15,000,000.00             0.00      57,718.78        57,718.78     0.00     0.00      15,000,000.00
   AV1A     152,800,000.00     140,624,495.21     5,111,887.13     389,810.67     5,501,697.80     0.00     0.00     135,512,608.08
   AV1B      38,200,000.00      35,156,123.81     1,277,971.78     100,186.74     1,378,158.52     0.00     0.00      33,878,152.03
    AV2      45,000,000.00      36,820,730.21     1,743,734.99     102,639.65     1,846,374.64     0.00     0.00      35,076,995.22
     M1      44,060,000.00      44,060,000.00             0.00     189,437.59       189,437.59     0.00     0.00      44,060,000.00
     M2      34,380,000.00      34,380,000.00             0.00     157,758.56       157,758.56     0.00     0.00      34,380,000.00
     M3       9,690,000.00       9,690,000.00             0.00      45,255.51        45,255.51     0.00     0.00       9,690,000.00
     M4       9,060,000.00       9,060,000.00             0.00      43,030.36        43,030.36     0.00     0.00       9,060,000.00
     B1       6,250,000.00       6,250,000.00             0.00      23,352.11        23,352.11     0.00     0.00       6,250,000.00
     B2       5,000,000.00       5,000,000.00             0.00      20,625.92        20,625.92     0.00     0.00       5,000,000.00
     B3       6,250,000.00       6,250,000.00             0.00      31,906.96        31,906.96     0.00     0.00       6,250,000.00
     B4       6,250,000.00       6,250,000.00             0.00      33,122.24        33,122.24     0.00     0.00       6,250,000.00
     R1               0.00               0.00             0.00           0.00             0.00     0.00     0.00               0.00
     R2               0.00               0.00             0.00           0.00             0.00     0.00     0.00               0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS      625,000,000.00     576,885,905.07    17,381,162.46   1,912,912.53    19,294,074.99     0.00     0.00     559,504,742.61
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
X           489,836,905.25     583,356,221.41             0.00          22.43            22.43     0.00     0.00     567,274,497.69
------------------------------------------------------------------------------------------------------------------------------------


         FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                         PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------      --------------------------
 CLASS      CUSIP       BEGINNING       PRINCIPAL       INTEREST       TOTAL           ENDING               CLASS      CURRENT PASS-
                        PRINCIPAL                                                      PRINCIPAL                         THRU RATE
----------------------------------------------------------------------------------------------------      --------------------------
  AF1     73316PBH2     818.26879294    67.99682765    2.18551140    70.18233904        750.27196529         AF1          3.434380 %
  AF2     73316PBJ8   1,000.00000000     0.00000000    3.26131548     3.26131548      1,000.00000000         AF2          3.914000 %
  AF3     73316PBK5   1,000.00000000     0.00000000    3.45129488     3.45129488      1,000.00000000         AF3          4.142000 %
  AF4     73316PBL3   1,000.00000000     0.00000000    3.83958629     3.83958629      1,000.00000000         AF4          4.608000 %
  AF5     73316PBM1   1,000.00000000     0.00000000    4.35869781     4.35869781      1,000.00000000         AF5          5.231000 %
  AF6     73316PBN9   1,000.00000000     0.00000000    3.84791867     3.84791867      1,000.00000000         AF6          4.618000 %
 AV1A     73316PBP4     920.31737703    33.45475870    2.55111695    36.00587565        886.86261832        AV1A          3.564380 %
 AV1B     73316PBQ2     920.31737723    33.45475864    2.62268953    36.07744817        886.86261859        AV1B          3.664380 %
 AV2      73316PBR0     818.23844911    38.74966644    2.28088111    41.03054756        779.48878267         AV2          3.584380 %
  M1      73316PBS8   1,000.00000000     0.00000000    4.29953677     4.29953677      1,000.00000000          M1          5.160000 %
  M2      73316PBT6   1,000.00000000     0.00000000    4.58867248     4.58867248      1,000.00000000          M2          5.507000 %
  M3      73316PBU3   1,000.00000000     0.00000000    4.67033127     4.67033127      1,000.00000000          M3          5.605000 %
  M4      73316PBV1   1,000.00000000     0.00000000    4.74948786     4.74948786      1,000.00000000          M4          5.700000 %
  B1      733169BW9   1,000.00000000     0.00000000    3.73633760     3.73633760      1,000.00000000          B1          4.804380 %
  B2      73316PBX7   1,000.00000000     0.00000000    4.12518400     4.12518400      1,000.00000000          B2          5.304380 %
  B3      73316PBY5   1,000.00000000     0.00000000    5.10511360     5.10511360      1,000.00000000          B3          6.157545 %
  B4      73316PBZ2   1,000.00000000     0.00000000    5.29955840     5.29955840      1,000.00000000          B4          6.157545 %
----------------------------------------------------------------------------------------------------      --------------------------
TOTALS                  923.01744811    27.80985994    3.06066005    30.87051998        895.20758818
----------------------------------------------------------------------------------------------------      --------------------------
----------------------------------------------------------------------------------------------------      --------------------------
   X        N/A       1,190.91929407     0.00000000    0.00004579     0.00004579      1,158.08852214           X          0.000000 %
----------------------------------------------------------------------------------------------------      --------------------------

--------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 JULY 25, 2005
--------------------------------------------------------------------------------











   IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT
                        THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN

           JPMorgan Chase Bank, N.A. - Structured Finance Services NY

                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com


--------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.03(a)(i)      Funds Allocable to Certificate Principal

                          Group I Scheduled Principal                                                                    363,278.96
                          Group I Curtailments                                                                            24,804.48
                          Group I Prepayments                                                                          8,168,124.64
                          Group I Repurchases                                                                                  0.00
                          Group I Liquidation Proceeds                                                                         0.00

                          Group II-A Scheduled Principal                                                                 161,120.73
                          Group II-A Curtailments                                                                          5,579.76
                          Group II-A Prepayments                                                                       5,745,444.10
                          Group II-A Repurchases                                                                               0.00
                          Group II-A Liquidation Proceeds                                                                      0.00

                          Group II-B Scheduled Principal                                                                  34,540.75
                          Group II-B Curtailments                                                                         -1,273.62
                          Group II-B Prepayments                                                                       1,580,103.92
                          Group II-B Repurchases                                                                               0.00
                          Group II-B Liquidation Proceeds                                                                      0.00

                          Extra Principal Distribution Amount                                                          1,299,438.73

Sec. 4.03 (a)(ii) Interest Distribution Amounts

                          Interest Distribution - AF-1                                                                   297,229.55
                          Unpaid Interest - AF-1                                                                               0.00
                          Remaining Unpaid Interest - AF-1                                                                     0.00

                          Interest Distribution - AF-2                                                                   101,100.78
                          Unpaid Interest - AF-2                                                                               0.00
                          Remaining Unpaid Interest - AF-2                                                                     0.00

                          Interest Distribution - AF-3                                                                   141,503.09
                          Unpaid Interest - AF-3                                                                               0.00
                          Remaining Unpaid Interest - AF-3                                                                     0.00

                          Interest Distribution - AF-4                                                                   134,385.52
                          Unpaid Interest - AF-4                                                                               0.00
                          Remaining Unpaid Interest - AF-4                                                                     0.00

                          Interest Distribution - AF-5                                                                    43,848.50
                          Unpaid Interest - AF-5                                                                               0.00
                          Remaining Unpaid Interest - AF-5                                                                     0.00

                          Interest Distribution - AF-6                                                                    57,718.78
                          Unpaid Interest - AF-6                                                                               0.00


-----------------------------------------------------------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------

                          Remaining Unpaid Interest - AF-6                                                                     0.00












-----------------------------------------------------------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                                                                    Page 5 of 11

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005
-----------------------------------------------------------------------------------------------------------------------------------

                          Interest Distribution - AV-1A                                                                  389,810.67
                          Unpaid Interest - AV-1A                                                                              0.00
                          Remaining Unpaid Interest - AV-1A                                                                    0.00

                          Interest Distribution - AV-1B                                                                  100,186.74
                          Unpaid Interest - AV-1B                                                                              0.00
                          Remaining Unpaid Interest - AV-1B                                                                    0.00

                          Interest Distribution - AV-2                                                                   102,639.65
                          Unpaid Interest - AV-2                                                                               0.00
                          Remaining Unpaid Interest - AV-2                                                                     0.00

                          Interest Distribution - M-1                                                                    189,437.59
                          Unpaid Interest - M-1                                                                                0.00
                          Remaining Unpaid Interest - M-1                                                                      0.00

                          Interest Distribution - M-2                                                                    157,758.56
                          Unpaid Interest - M-2                                                                                0.00
                          Remaining Unpaid Interest - M-2                                                                      0.00

                          Interest Distribution - M-3                                                                     45,255.51
                          Unpaid Interest - M-3                                                                                0.00
                          Remaining Unpaid Interest - M-3                                                                      0.00

                          Interest Distribution - M-4                                                                     43,030.36
                          Unpaid Interest - M-4                                                                                0.00
                          Remaining Unpaid Interest - M-4                                                                      0.00

                          Interest Distribution - B-1                                                                     23,352.11
                          Unpaid Interest - B-1                                                                                0.00
                          Remaining Unpaid Interest - B-1                                                                      0.00

                          Interest Distribution - B-2                                                                     20,625.92
                          Unpaid Interest - B-2                                                                                0.00
                          Remaining Unpaid Interest - B-2                                                                      0.00

                          Interest Distribution - B-3                                                                     31,906.96
                          Unpaid Interest - B-3                                                                                0.00
                          Remaining Unpaid Interest - B-3                                                                      0.00

                          Interest Distribution - B-4                                                                     33,122.24
                          Unpaid Interest - B-4                                                                                0.00
                          Remaining Unpaid Interest - B-4                                                                      0.00


-----------------------------------------------------------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------

                     Interest Reductions

                          Net Prepayment Interest Shortfalls                                                                   0.00
                          Relief Act Reductions                                                                              205.50

                          Class AF-1 Interest Reduction                                                                       32.02
                          Class AF-2 Interest Reduction                                                                       10.89
                          Class AF-3 Interest Reduction                                                                       15.24
                          Class AF-5 Interest Reduction                                                                        4.72
                          Class AF-4 Interest Reduction                                                                       14.48
                          Class AF-6 Interest Reduction                                                                        6.22
                          Class AV-1A Interest Reduction                                                                      41.99
                          Class AV-1B Interest Reduction                                                                      10.79
                          Class AV-2 Interest Reduction                                                                       11.06
                          Class M-1 Interest Reduction                                                                        20.41
                          Class M-2 Interest Reduction                                                                        16.99
                          Class M-3 Interest Reduction                                                                         4.87
                          Class M-4 Interest Reduction                                                                         4.64
                          Class B-1 Interest Reduction                                                                         2.52
                          Class B-2 Interest Reduction                                                                         2.22
                          Class B-3 Interest Reduction                                                                         3.22
                          Class B-4 Interest Reduction                                                                         3.22

Sec. 4.03(a)(iii)    Available Funds Shortfall

                          Class AF-1 Available Funds Shortfall                                                                 0.00
                          Class AF-2 Available Funds Shortfall                                                                 0.00
                          Class AF-3 Available Funds Shortfall                                                                 0.00
                          Class AF-4 Available Funds Shortfall                                                                 0.00
                          Class AF-5 Available Funds Shortfall                                                                 0.00
                          Class AF-6 Available Funds Shortfall                                                                 0.00
                          Class AV-1A Available Funds Shortfall                                                                0.00
                          Class AV-1B Available Funds Shortfall                                                                0.00
                          Class AV-2 Available Funds Shortfall                                                                 0.00
                          Class M-1 Available Funds Shortfall                                                                  0.00
                          Class M-2 Available Funds Shortfall                                                                  0.00
                          Class M-3 Available Funds Shortfall                                                                  0.00
                          Class M-4 Available Funds Shortfall                                                                  0.00
                          Class B-1 Available Funds Shortfall                                                                  0.00
                          Class B-2 Available Funds Shortfall                                                                  0.00
                          Class B-3 Available Funds Shortfall                                                                  0.00
                          Class B-4 Available Funds Shortfall                                                                  0.00

Sec. 4.03(a)(v)      Pool Principal Balances

                          Group I Beginning Pool Balance                                                             366,911,931.07
                          Group I Ending Pool Balance                                                                358,355,722.99
                          Group II-A Beginning Pool Balance                                                          178,303,184.34


-----------------------------------------------------------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------

                          Group II-A Ending Pool Balance                                                             172,391,039.75
                          Group II-B Beginning Pool Balance                                                           38,141,106.00
                          Group II-B Ending Pool Balance                                                              36,527,734.95
                          Total Beginning Pool Balance                                                               583,356,221.41
                          Total Ending Pool Balance                                                                  567,274,497.69

Sec. 4.03(a)(vi)     Servicing Fee

                          Group I Servicing Fee                                                                          152,879.97
                          Group II-A Servicing Fee                                                                        74,292.99
                          Group II-B Servicing Fee                                                                        15,892.13

Sec. 4.03(a)(viii)   Delinquency Advances

                          Group I Delinquency Advances Included in Current Distribution                                        0.00
                          Group I Recouped Advances Included in Current Distribution                                           0.00
                          Group I Recouped Advances From Liquidations                                                          0.00
                          Group I Aggregate Amount of Advances Outstanding                                                     0.00

                          Group II-A Delinquency Advances Included in Current Distribution                                     0.00
                          Group II-A Recouped Advances Included in Current Distribution                                        0.00
                          Group II-A Recouped Advances From Liquidations                                                       0.00
                          Group II-A Aggregate Amount of Advances Outstanding                                                  0.00

                          Group II-B Delinquency Advances Included in Current Distribution                                   484.99
                          Group II-B Recouped Advances Included in Current Distribution                                        0.00
                          Group II-B Recouped Advances From Liquidations                                                       0.00
                          Group II-B Aggregate Amount of Advances Outstanding                                             97,121.56

Section 4.03(a)(ix) A Group I,Group II-A, and Group II-B Loans Delinquent

                                           Delinquency by Group
                                                 Group 1
                     ---------------------------------------------------------------------------
                     Period              Number             Principal Balance        Percentage
                     ---------------------------------------------------------------------------
                       0-30 days          143                 18,974,130.19             5.29 %
                      31-60 days           11                  1,288,452.69             0.36 %
                      61-90 days            3                    308,386.70             0.09 %
                       91+days              0                          0.00             0.00 %
                     ---------------------------------------------------------------------------
                       Total              157                 20,570,969.58             5.74 %
                     ---------------------------------------------------------------------------

                                           Delinquency by Group
                                                 Group 2
                     ---------------------------------------------------------------------------
                     Period              Number             Principal Balance        Percentage
                     ---------------------------------------------------------------------------
                      0-30 days           66                  8,720,216.42             5.06 %
                     ---------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------

                                           Delinquency by Group
                                                 Group 2
                     ---------------------------------------------------------------------------
                     Period              Number             Principal Balance        Percentage
                     ---------------------------------------------------------------------------
                      31-60 days           9                 1,088,514.25             0.63 %
                      61-90 days           6                   755,772.96             0.44 %
                       91+days             3                   414,437.02             0.24 %
                     ---------------------------------------------------------------------------
                        Total             84                10,978,940.65             6.37 %
                     ---------------------------------------------------------------------------

                                              Delinquency by Group
                                                    Group 3
                     ---------------------------------------------------------------------------
                     Period               Number           Principal Balance        Percentage
                     ---------------------------------------------------------------------------
                       0-30 days            8                 2,011,825.21            5.51 %
                      31-60 days            2                   524,416.99            1.44 %
                      61-90 days            3                   598,551.93            1.64 %
                       91+days              2                   727,952.45            1.99 %
                     ---------------------------------------------------------------------------
                        Total              15                 3,862,746.58           10.57 %
                     ---------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B  Group I,Group II-A, and Group II-B Loans in Foreclosure

                                        Foreclosure by Group
                          --------------------------------------------------------
                            Group    Number of    Principal Balance   Percentage
                            Number   Loans
                          --------------------------------------------------------
                              1          8             881,058.73       0.25%
                              2          5             759,369.52       0.44%
                              3          0                   0.00       0.00%
                          --------------------------------------------------------

Sec. 4.03(a)(x),(xi) Group I,Group II-A, and Group II-B Loans in REO

                                              REO by Group
                          --------------------------------------------------------
                            Group    Number of    Principal Balance   Percentage
                            Number   Loans
                          --------------------------------------------------------
                              1          0                0.00          0.00%
                              2          0                0.00          0.00%
                              3          0                0.00          0.00%
                          --------------------------------------------------------

                          Market Value of Group I REO Loans                                                                    0.00
                          Market Value of Group II-A REO Loans                                                                 0.00
                          Market Value of Group II-B REO Loans                                                                 0.00

-----------------------------------------------------------------------------------------------------------------------------------

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.03(a)(xii)    Aggregate Stated Principal Balance of the Three Largest Loans

                          Group I Three Largest Loans                                                                  2,179,978.12
                          Group II-A Three Largest Loans                                                               1,156,967.46
                          Group II-B Three Largest Loans                                                               1,868,107.33

Sec. 4.03(a)(xiii)   Net WAC Cap Carryover

                          Class AF-1 Net WAC Cap Carryover Amounts Due                                                         0.00
                          Class AF-1 Net WAC Cap Carryover Amounts Paid                                                        0.00
                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                                               0.00

                          Class AV-1A Net WAC Cap Carryover Amounts Due                                                        0.00
                          Class AV-1A Net WAC Cap Carryover Amounts Paid                                                       0.00
                          Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                                              0.00
                          Class AV-1B Net WAC Cap Carryover Amounts Due                                                        0.00
                          Class AV-1B Net WAC Cap Carryover Amounts Paid                                                       0.00
                          Class AV-1B Net WAC Cap Carryover Remaining Amounts Due                                              0.00
                          Class AV-2 Net WAC Cap Carryover Amounts Due                                                         0.00
                          Class AV-2 Net WAC Cap Carryover Amounts Paid                                                        0.00
                          Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                                               0.00
                          Class B-1 Net WAC Cap Carryover Amounts Due                                                          0.00
                          Class B-1 Net WAC Cap Carryover Amounts Paid                                                         0.00
                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                                0.00
                          Class B-2 Net WAC Cap Carryover Amounts Due                                                          0.00
                          Class B-2 Net WAC Cap Carryover Amounts Paid                                                         0.00
                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                                0.00
                          Class B-3 Net WAC Cap Carryover Amounts Due                                                      1,977.67
                          Class B-3 Net WAC Cap Carryover Amounts Paid                                                     1,977.67
                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                                0.00
                          Class B-4 Net WAC Cap Carryover Amounts Due                                                      3,192.95
                          Class B-4 Net WAC Cap Carryover Amounts Paid                                                     3,192.95
                          Class B-4 Net WAC Cap Carryover Remaining Amounts Due                                                0.00

Sec. 4.03(a)(xiv)    Aggregate Principal Balance of Balloon Loans with Original
                     Terms <= 36 Months and 60+ Contractually Past Due

                          Group I Aggregate Principal Balance of Balloon Loans                                                 0.00
                          Group II-A Aggregate Principal Balance of Balloon Loans                                              0.00
                          Group II-B Aggregate Principal Balance of Balloon Loans                                              0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                          Group I Current Period Realized Losses                                                               0.00
                          Group I Cumulative Realized Losses                                                                   0.00
                          Group II-A Current Period Realized Losses                                                            0.00
                          Group II-A Cumulative Realized Losses                                                                0.00
                          Group II-B Current Period Realized Losses                                                            0.00

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

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                                                                   Page 10 of 11

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

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
                          Group II-B Cumulative Realized Losses                                                                0.00

Sec. 4.03 (a)(xvi)   Reserve Fund

                          Beginning Balance of Reserve Fund                                                                    0.00
                          Funds Withdrawn From Reserve Fund For Distribution                                                   0.00
                          Funds Deposited to Reserve Fund                                                                      0.00
                          Ending Balance of Reserve Fund                                                                       0.00
                          Yield Maintenance Payment for Class AV1A                                                             0.00
                          Yield Maintenance Payment for Class AV1B                                                             0.00
                          Yield Maintenance Payment for Class AV2                                                              0.00

Sec. 4.03 (a)(xvii)  Number of Loans Repurchased

                          Group I Number of Loans Repurchased                                                                  0.00
                          Group II-A Number of Loans Repurchased                                                               0.00
                          Group II-B Number of Loans Repurchased                                                               0.00

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

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                                                                   Page 11 of 11

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-1
                                 JULY 25, 2005

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

Sec. 4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due

                          Group I Weighted Average Mortgage Rate                                                              7.30%
                          Group II-A Weighted Average Mortgage Rate                                                           6.81%
                          Group II-B Weighted Average Mortgage Rate                                                           6.80%

Sec. 4.03 (a)(xix)   Weighted Average Remaining Term of Outstanding Loans

                          Group I Weighted Average Remaining Term                                                               332
                          Group II-A Weighted Average Remaining Term                                                            353
                          Group II-B Weighted Average Remaining Term                                                            353

Sec. 4.03            Overcollateralization Amounts

                          Overcollateralization Amount                                                                 7,769,755.07
                          Overcollateralization Target Amount                                                         13,225,596.44
                          Overcollateralization Release Amount                                                                 0.00
                          Overcollateralization Deficiency Amount                                                      5,455,841.37

Sec. 4.03 (a)(xxiv)  Trigger Events

                          Has a Trigger Event Occurred and is continuing?                                                        NO
                          Cumulative Realized Losses as a percentage of the Original Pool Balance                             0.00%
                          Senior Enhancement Percentage                                                                      22.46%
                          Senior Specified Enhancement Percentage                                                            44.10%

Sec. 4.03 (a)(xxv)   60+ Day Delinquent Loans

                          60+ Day Delinquent Loans as a percentage of the current Pool Balance                                0.78%

Sec. 4.03 (a)(xxvi)  Amount of Funds Collected by Trustee under Yield Maintenance Agreement                                    0.00

                     Pre-Funded Amount                                                                                         0.00

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

GRAPHIC OMITTED      COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.